UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 18, 2025

Phoenix Motor Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-41414	85-4319789
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1500 Lakeview Loop Anaheim, CA	92807
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (909) 987-0815

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0004 per share	PEV	The Nasdaq Stock Market LLC

☒	Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On April 18, 2025, Phoenix Motor Inc. (the “Company”) held its 2024 Annual Meeting of Stockholders (the “Annual Meeting”). The holders of 23,319,202 shares of Common Stock, or approximately 50.7% of the outstanding shares entitled to vote as of the record date for the Annual Meeting, were represented at the Annual Meeting in person or by proxy. At the Annual Meeting, the Company’s stockholders voted on five proposals, each of which is described in more detail in the Company’s definitive proxy statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on March 11, 2025, as amended by the revised proxy statement filed on April 1, 2025. The following is a brief description of each matter voted upon and the final voting results for each matter.

1. Election of Directors

Stockholders elected the Company’s five nominees for directors each to serve for a term of one year or until their respective successor is elected and qualified. The voting results were as follows:

	For	Withheld
Xiaofeng Denton Peng	23,227,909	91,293
HoongKhoeng Cheong	23,227,759	91,443
Julia Yu	23,225,022	94,180
Yongmei (May) Huang	23,224,895	94,307
James Young	23,224,673	94,529

2. Ratification of Auditors

Stockholders approved and ratified the appointment of Yu Certified Public Accountant PC to serve as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2024. The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
23,214,568	16,217	88,417	N/A

3. Advisory Say-on-Pay Resolution

Stockholders approved on an advisory basis, the compensation paid to the Company’s named executive officers, as disclosed in the Company’s proxy statement pursuant to Item 402 of Regulation S-K. The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
21,671,742	1,604,515	42,945	0

4. 2021 Equity Incentive Plan Amendment

Stockholders approved an amendment to the Company’s 2021 Omnibus Incentive Plan (the “Plan”) to increase the total number of shares of Common Stock authorized for issuance under the Plan to equal to 20% of the Company’s outstanding shares of Common Stock on a fully diluted basis. The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
20,215,839	1,710,508	1,392,855	0

5. Reverse Stock Split and Charter Amendment

Stockholders approved a proposal to authorize the Company’s Board of Directors, at its discretion, to approve (i) the reverse stock split of the Common Stock with a ratio in the range between and including 1-for-1.5 and 1-for-5 shares, with such ratio to be determined by the Board of Directors, for the primary purpose of maintaining the Company’s listing on Nasdaq and (ii) the amendment of the Company’s certificate of incorporation to reflect the reverse stock split. The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
22,157,032	1,154,784	7,386	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 22, 2025	PHOENIX MOTOR INC.

	By:	/s/ Xiaofeng Denton Peng
	Name:	Xiaofeng Denton Peng
	Title:	Chief Executive Officer and Chairman of the Board